BRIGHTHOUSE FUNDS TRUST I
 SUPPLEMENT DATED DECEMBER 12, 2024
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 29, 2024, AS SUPPLEMENTED
BlackRock High Yield Portfolio
The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved an amendment (the “Amendment”) to the Investment Advisory Agreement (the “Agreement”) between Brighthouse Investment Advisers, LLC (the “Adviser”) and BlackRock Financial Management, Inc. (the “Subadviser”) with respect to Portfolio (the “Portfolio”) as well as a new Sub-Sub Advisory Agreement among the Manager, the Adviser and BlackRock International Limited (the “Sub-Subadviser”). The Amendment, effective December 9, 2024, amends the Agreement to permit the Subadviser to delegate to the Sub-Subadviser the Adviser’s responsibilities under the Agreement with respect to the Portfolio. No changes to the Portfolio’s portfolio managers or principal investment strategies or to the Subadviser’s duties and responsibilities to the Portfolio under the Agreement are expected in connection with the implementation of the Amendment. The Subadviser, and not the Portfolio, will pay any fees to the Sub-Subadviser under the Amendment and the Portfolio will not experience any increase in aggregate fees paid for investment advisory services as a result of the Amendment. BlackRock International Limited is a corporation organized under the laws of Scotland is located at Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, United Kingdom.
The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to the Subadviser as the sole provider of the Portfolio’s subadvisory services in their forms and communications until such documents can be revised.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE